                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                OCTOBER 19, 2001


                              NUEVO ENERGY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                             0-10537                          76-0304436
  (State or other jurisdiction of           (Commission File Number)             (I.R.S. Employer
   Incorporation or Organization)                                              Identification Number)



                              1021 MAIN, SUITE 2100
                              HOUSTON, TEXAS 77002
                    (Address of principal executive offices)


                                 (713) 652-0706
               (Registrant's telephone number, including are code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Not applicable


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      Nuevo Energy Company announced that it appointed James L. Payne as Chairman, President and Chief Executive Officer of the Company in the press release attached as Exhibit 99.1 (see Item 7).


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

      Not applicable


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits

          EX-99.1   Press Release dated October 17, 2001


ITEM 8. CHANGE IN FISCAL YEAR

      Not applicable


ITEM 9. REGULATION FD DISCLOSURE

      Not applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NUEVO ENERGY COMPANY

October 19, 2001                                By: /s/ Robert M. King
                                                    -------------------
                                                Robert M. King
                                                Senior Vice President &
                                                Chief Financial Officer

                               INDEX TO EXHIBITS



   EXHIBIT
   NUMBER                         DESCRIPTION
   -------                        -----------

   EX-99.1          Press Release dated October 17, 2001